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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2003


            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

            001-06249                                34-6513657
      (Commission File Number)            (I.R.S. Employer Identification No.)

                                 125 Park Avenue
                               New York, NY 10017
          (Address of principal executive offices, including ZIP code)

                                 (212) 949-1373
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS


     99.1 Press Release, dated August 14, 2003, issued by First Union Real Estate Equity and Mortgage Investments.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         (a) On August 14,2003, First Union Real Estate Equity and Mortgage Investments issued a press release announcing the operating results for the second quarter ended June 30, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2003


                                      FIRST UNION REAL ESTATE EQUITY AND
                                      MORTGAGE INVESTMENTS



                                      By: /s/ NEIL H. KOENIG
                                          ------------------------------------
                                      Name:  Neil H. Koenig
                                      Title: Interim Chief Executive Officer
                                             and Interim Chief Financial Officer
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                                  EXHIBIT LIST

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       Exhibit
         No.      Description

      ---------   ---------------
         99.1     Press Release, dated August 14, 2003, issued by First Union
                  Real Estate Equity and Mortgage Investments.
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